aethlon
MEDICAL, INC.
PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4

| | | | |
|---|---|---|---|
| CUSIP | | | XXXXXX XX X |
| Holder ID | | | XXXXXXXXXX |
| Insurance Value | | | 1,000,000.00 |
| Number of Shares | | | 123456 |
| DTC | 12345678 | 123456789012345 | |
| Certificate Numbers | Num/No. | Denom. | Total |
| 1234567890/1234567890 | 1 | 1 | 1 |
| 1234567890/1234567890 | 2 | 2 | 2 |
| 1234567890/1234567890 | 3 | 3 | 3 |
| 1234567890/1234567890 | 4 | 4 | 4 |
| 1234567890/1234567890 | 5 | 5 | 5 |
| 1234567890/1234567890 | 6 | 6 | 6 |
| Total Transaction | | | 7 |

016570| 003580|127C|RESTRICTED||4|057-423

COMMON STOCK

PAR VALUE $0.01

aethlon
MEDICAL, INC.

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Certificate Number
ZQ 000000

Shares
**000000******
***000000*****
****000000****
*****000000***
******000000**

# AETHLON MEDICAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFIES THAT MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE

CUSIP 00808Y 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of **ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO**

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

**Aethlon Medical, Inc. (hereinafter called the "Company")**, transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

**Witness** the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

Chairman and Chief Executive Officer

AETHLON MEDICAL, INC.
CORPORATE
SEAL
NEVADA

Chief Financial Officer

By ____________________
AUTHORIZED SIGNATURE

1234567

AETHLON MEDICAL, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .............................. Custodian ..............................
(Cust) (Minor)
under Uniform Gifts to Minors Act ..............................
(State)

UNIF TRF MIN ACT - .............................. Custodian (until age ..............................)
(Cust)
.............................. under Uniform Transfers to Minors Act ..............................
(Minor) (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, ______________________________ hereby sell, assign and transfer unto

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated: ______________________________ 20 ______________

Signature: ______________________________

Signature: ______________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.